EXHIBIT 99.01

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Glas-Aire Industries Group Ltd. (the "Corporation"), does hereby certify, to such officer's knowledge, that:

     The Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Form 10-Q") of the Corporation fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form10-Q fairly presents, in all material respects, the financial condition and results of operations of the Corporation.




Dated: August 19, 2002                      /s/  Craig Grossman
                                            -----------------------------------
                                                 Craig Grossman
                                                 Chief Executive Officer



Dated: August 19, 2002                      /s/  Linda Kwan
                                            -----------------------------------
                                                 Linda Kwan
                                                 Chief Financial Officer